Exhibit 12
                                                                     Page 1 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges
                           and Preferred Dividends


                                                         Three Months Ended
                                                            September 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                 $5,719,990   $4,092,929
Federal income taxes                                     3,032,439    2,156,716
Interest charges                                         2,880,513    2,564,569

                                                       ___________  ___________

 Earnings available to cover fixed charges             $11,632,942   $8,814,214

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES AND
 PREFERRED DIVIDENDS:

Interest on long-term debt                               2,693,512    2,693,560
Preferred dividend requirement (1)                         311,018      310,353
Other interest                                             648,538       10,987
Amortization of debt discount - net                         80,889       80,889

                                                       ___________  ___________

Total fixed charges                                     $3,733,957   $3,095,789

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges
 and Preferred Dividends                                      3.12         2.85

                                                       ___________  ___________

                                                       ___________  ___________

(1) Preferred Dividend Requirement:

Preferred dividends                                       $203,250     $203,250
Effective tax rate                                           34.65%       34.51%

                                                       ___________  ___________
Preferred dividend requirement                            $311,018     $310,353

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges and Preferred Dividends represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges and Preferred Dividends consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), dividends on Preferred Stock on a pre-tax basis and Amortization of debt discount.

















                                                                     Exhibit 12
                                                                     Page 2 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges
                           and Preferred Dividends


                                                          Nine Months Ended
                                                            September 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                $13,749,845  $10,658,485
Federal income taxes                                     7,264,137    5,599,224
Interest charges                                         8,323,952    7,853,490

                                                       ___________  ___________

 Earnings available to cover fixed charges             $29,337,934  $24,111,199

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES AND
 PREFERRED DIVIDENDS:

Interest on long-term debt                               8,080,633    8,080,451
Preferred dividend requirement (1)                         931,912    1,000,255
Other interest                                           1,688,643       15,061
Amortization of debt discount - net                        242,667      238,756

                                                       ___________  ___________

Total fixed charges                                    $10,943,855   $9,334,523

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges
 and Preferred Dividends                                      2.68         2.58

                                                       ___________  ___________

                                                       ___________  ___________







(1) Preferred Dividend Requirement:

Preferred dividends                                       $609,750     $655,767
Effective tax rate                                           34.57%       34.44%

                                                       ___________  ___________
Preferred dividend requirement                            $931,912   $1,000,255

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges and Preferred Dividends represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges and Preferred Dividends consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), dividends on Preferred Stock on a pre-tax basis and Amortization of debt discount.













                                                                     Exhibit 12
                                                                     Page 3 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges
                           and Preferred Dividends


                                                          Twelve Months Ended
                                                            September 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                $17,314,502  $13,410,948
Federal income taxes                                     9,078,908    7,174,795
Interest charges                                        10,872,522   10,634,201

                                                       ___________  ___________

 Earnings available to cover fixed charges             $37,265,932  $31,219,944

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES AND
 PREFERRED DIVIDENDS:

Interest on long-term debt                              10,774,190   10,882,318
Preferred dividend requirement (1)                       1,231,753    1,409,466
Other interest                                           1,849,089       23,749






Amortization of debt discount - net                        323,557      300,548

                                                       ___________  ___________

Total fixed charges                                    $14,178,589  $12,616,081

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges
 and Preferred Dividends                                      2.63         2.47

                                                       ___________  ___________

                                                       ___________  ___________

(1) Preferred Dividend Requirement:

Preferred dividends                                       $808,030     $918,267
Effective tax rate                                           34.40%       34.85%

                                                       ___________  ___________
Preferred dividend requirement                          $1,231,753   $1,409,466

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges and Preferred Dividends represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges and Preferred Dividends consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), dividends on Preferred Stock on a pre-tax basis and Amortization of debt discount.



                                                                     Exhibit 12
                                                                     Page 4 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges



                                                         Three Months Ended
                                                             September 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                 $5,719,990   $4,092,929
Federal income taxes                                     3,032,439    2,156,716
Interest charges                                         2,880,513    2,564,569

                                                       ___________  ___________

 Earnings available to cover fixed charges             $11,632,942   $8,814,214

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES:

Interest on long-term debt                               2,693,512    2,693,560
Other interest                                             648,538       10,986
Amortization of debt discount - net                         80,889       80,889

                                                       ___________  ___________

Total fixed charges                                     $3,422,939   $2,785,436

                                                       ___________  ___________

                                                       ___________  ___________


Ratio of Earnings to Fixed Charges                            3.40         3.16

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), and Amortization of debt discount.






















                                                                     Exhibit 12
                                                                     Page 5 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges



                                                          Nine Months Ended
                                                             September 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                $13,749,845  $10,658,485
Federal income taxes                                     7,264,137    5,599,224
Interest charges                                         8,323,952    7,853,490

                                                       ___________  ___________

 Earnings available to cover fixed charges             $29,337,934  $24,111,199

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES AND

Interest on long-term debt                               8,080,633    8,080,451
Other interest                                           1,688,643       15,061
Amortization of debt discount - net                        242,667      238,756

                                                       ___________  ___________

Total fixed charges                                    $10,011,943   $8,334,268

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges                            2.93         2.89

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), and Amortization of debt discount.





















                                                                     Exhibit 12
                                                                     Page 6 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges



                                                          Twelve Months Ended
                                                             September 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                $17,314,502  $13,410,948
Federal income taxes                                     9,078,908    7,174,795
Interest charges                                        10,872,522   10,634,201

                                                       ___________  ___________

 Earnings available to cover fixed charges             $37,265,932  $31,219,944

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES:

Interest on long-term debt                              10,774,190   10,882,318
Other interest                                           1,849,089       23,749
Amortization of debt discount - net                        323,557      300,548

                                                       ___________  ___________

Total fixed charges                                    $12,946,836  $11,206,615

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges                            2.88         2.79

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), and Amortization of debt discount.
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